SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction or	0-31659	(I.R.S. Employer
incorporation or organization)		Identification No.)

9255 Towne Centre Drive, Suite 225
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

ITEM 7. Exhibits
ITEM 12.Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated April 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Novatel Wireless Inc. announced its financial results for the first quarter ended March 31, 2003 in a press release dated April 30, 2003. The press release is attached as Exhibit 99.1 to this document.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

Date: April 30, 2003	By:	/s/ Melvin L. Flowers
Melvin L. Flowers
Senior Vice President, Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated April 30, 2003.